Exhibit 10.14

WAIVER AND AMENDMENT NO. 3 TO
LOAN AND SECURITY AGREEMENT

                    This WAIVER AND AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT (“Amendment”) is dated as of September 19, 2008, and is entered into by and between WAVE2WAVE COMMUNICATIONS, INC., a Delaware corporation (“Borrower Representative”), and GREYSTONE FUNDING CORPORATION, a Virginia corporation, successor in interest to Greystone Business Credit II, L.L.C. (“Lender”).

WITNESSETH:

                    WHEREAS, Borrower Representative, Wilmington Trust Company and George Jeff Mennen as co-trustees U/A/D November 25, 1970, as amended for the benefit of John Henry Mennen (the “Mennen Trust”; and together with Borrower Representative, the “Borrowers” and each, a “Borrower”), and Lender are parties to that certain Loan and Security Agreement dated as of October 12, 2007 (as heretofore or hereinafter amended, modified and supplemented from time to time, the “Loan Agreement”; capitalized terms not otherwise defined herein have the definitions provided therefore in the Loan Agreement); and

                    WHEREAS, an Event of Default exists under Section 8.1 of the Loan Agreement for Borrowers’ failure to timely complete all of the actions and make all of the deliveries required pursuant to the terms of that certain post-closing letter agreement executed by Borrowers and agreed to by Lender on October 12, 2007 (the “Existing Event of Default”);

                    WHEREAS, Borrowers have requested that Lender waive the Existing Event of Default and Lender has agreed to waive the Existing Event of Default, subject to the terms and conditions contained herein;

                    WHEREAS, Borrowers have requested that Lender amend the Loan Agreement in certain respects as set forth herein and Lender has agreed to amend the Loan Agreement in certain respects, subject to the terms and conditions contained herein;

                    NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Loan Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                    1. Waiver. Subject to the satisfaction of the conditions set forth in Section 3 hereof and in reliance upon the representations and warranties set forth in this Amendment, Lender hereby waives the Existing Event of Default; provided, that (i) within 75 days after the date hereof, Borrower Representative shall open new lockboxes and Deposit Accounts at Sovereign Bank (“Sovereign Accounts”) and cause such new lockboxes and Deposit Accounts to be subject to lockbox and Deposit Account control agreements in favor of Lender and in form and substance satisfactory to Lender and (ii) within 120 days after the date hereof, Borrower Representative shall close all existing lockboxes and Deposit Accounts held by Borrowers and their Subsidiaries with North Fork Bank and transfer all existing amounts therein to the Sovereign Accounts; provided, that, prior to the closure of the Sovereign Accounts, Borrower Representative shall cause any amounts deposited into such accounts to be promptly transferred to the Sovereign Accounts.

The foregoing is a limited waiver and shall not constitute a waiver of any other Events of Default or Defaults that are now in existence or that may hereafter occur.

                    2. Amendment. Subject to the satisfaction of the conditions set forth in Section 3 below, and in reliance on the representations set forth in Section 4 below, the Loan Agreement is amended as follows:

                    (a) Section 2.2 of the Loan Agreement is hereby amended by adding a new clause (e) after clause (d) thereof as follows:

                    “(e) Amendment No. 3 Fee. An amendment fee (“Amendment No. 3 Fee”) in the amount of $135,000, which shall be deemed fully earned as of the Amendment No. 3 Closing Date and payable as follows: (i) in monthly installments of $11,250, commencing on the first day of each fiscal month after the Amendment No. 3 Closing Date , and (ii) one final payment equal to the remaining balance of the Amendment No. 3 Fee on the Maturity Date.”

                    (b) Schedule A to the Loan Agreement shall be amended by deleting the reference to “October 11, 2008” in Section 7 thereof and replacing such reference with “October 9, 2009”.

                    (c) Schedule A to the Loan Agreement is further amended by amending and restating clause (a) of Section 8 thereof as follows:

“(a) Projections

Wave2Wave shall be substantially in conformance with the projections delivered to Lender and attached hereto as Exhibit B, including but not limited to actual Net Revenue of Wave2Wave and its Subsidiaries not less than 80% of projected Net Revenue of Wave2Wave and its Subsidiaries in any fiscal quarter, beginning with the fiscal quarter ending December 31, 2008 through the end of the Term.”

                    (d) Schedule B to the Loan Agreement is amended by adding the following new definitions in the proper alphabetical order:

                    “Amendment No. 3 Closing Date” means September 1, 2008.

                    “Amendment No. 3 Fee” has the meaning set forth in Section 2.2(e).

                    (e) Exhibit B of the Loan Agreement is amended and restated in its entirety with Exhibit B attached hereto.

                    3. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the following conditions precedent, each to be in form and substance satisfactory to Lender:

                    (a) Lender shall have received each agreement, document and instrument set forth on the Closing Checklist set forth as Exhibit A hereto, each in form and substance satisfactory to Lender;

                    (b) Lender shall have been reimbursed for all reasonable costs, fees and expenses incurred by Lender in connection with the preparation, execution, administration or enforcement of this Amendment;

                    (c) all proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel; and

                    (d) no Default or Event of Default shall have occurred and be continuing except for the Existing Event of Default.

                    4. Representations and Warranties: To induce Lender to enter into this Amendment, Borrowers, jointly and severally, represent and warrant to Lender that:

                    (a) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of each Borrower and that this Amendment has been duly executed and delivered by each Borrower;

                    (b) each of the representations and warranties set forth in Section 5 of the Loan Agreement, are true and correct in all material respects as of the date hereof (except to the extent they relate to an earlier date, in which case they shall have been true and correct in all material respects as of such earlier date); and

                    (c) no Default or Event of Default has occurred and is continuing except for the Existing Event of Default.

                    5. Release. In consideration of the agreements of Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Lender and their successors and assigns, and their present and former shareholders, Affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which such Borrower or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with any of the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto. Each Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Each Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above

                    6. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

                    7. References. Any reference to the Loan Agreement contained in any document, instrument or Loan Agreement executed in connection with the Loan Agreement shall be deemed to be a reference to the Loan Agreement as modified by this Amendment.

                    8. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

                    9. Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Loan Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Loan Agreement. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect.

                    10. Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of New York, without regard to conflict of laws principles that would require the application of laws other than those of the state of New York. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the patties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

Borrower Representative:	Lender:

WAVE2WAVE COMMUNICATIONS, INC.	GREYSTONE FUNDING CORPORATION

By: /s/ Eric Mann	By: /s/ [Illegible]
Name: Eric Mann
Title: CFO

Signature Page to Waiver and Amendment No. 3 to Loan and Security Agreement

CORPORATE GUARANTORS:	WAVE2WAVE VOW COMMUNICATIONS, LLC WAVE2WAVE DATA COMMUNICATIONS, LLC WAVE2WAVE COMMUNICATIONS MID-WEST
REGION, LLC (each a “W2W Corporate Guarantor” and collectively, the “W2W Corporate Guarantors”)
c/o Wave2Wave Communications, Inc. 433 Hackensack Avenue
Hackensack, New Jersey 07601 Telephone No.: (201) 968-9797 Facsimile No.: (201) 968-1886

RNK, INC. (“RNK”) (Waiver and Amendment No. 3 to Loan and Security Agreement)
RNK VA, LLC (each a “RNK Corporate Guarantor” and collectively the “RNK Corporate Guarantors” and collectively with the W2W Corporate Guarantor; the “Corporate Guarantors”)
Wave2Wave Communications, Inc.
433 Hackensack Avenue Hackensack, New Jersey 07601 Telephone No.: (201) 968-9797 Facsimile No.: (201) 968-1886

BORROWERS’ & CORPORATE GUARANTORS’ COUNSEL:

MINTZ LEVIN COHEN FERRIS
GLOOSBY and POPEO P.C.
666 Third Avenue — Chrysler Center
New York, New York 10017
Attn: 1VIeryl J. Epstein and Christopher Lhulier
Telephone No.: (212) 692-6784 & (617) 348-1635
Facsimile No.: (212) 983.3115 & (617) 542-2241

A.	Loan Documents

	1.	Waiver and Amendment No. 3 to Loan and Security Agreement (Term Loan)

(a) Exhibit A (Closing Checklist)

(b) Exhibit B (Projections)

(c) Consent and Reaffirmation

	2.	Waiver and Third Amendment to Loan and Security Agreement (Revolver/Term)

(a) Exhibit A (Closing Checklist)

(b) Exhibit B (Projections)

(c) Consent and Reaffirmation

B.	Organizational Documents

	3.	Secretary’s Certificates (Wave and RNK):

Articles of Incorporation (certified) By-laws Resolutions Incumbency

	4.	Certificates of Good Standing (Wave and RNK):

(a) W2W (DE, NJ and IL)

(b) RNK (MA, CA, CT, DE, DC, GA, FL, IL, ME, MD, NH, NJ, NY, NC, OH, PA, RI, TX)

C.	Attorney Opinion

	5.	Opinion from Mintz Levin re Loan Documents (including Regulatory Opinion)

D.	Post Closing, Item

	6.	Evidence showing closure of accounts at North Fork Bank (within 120 days after the date hereof)

	7.	Deposit Account Control Agreement (Sovereign Bank) (within 75 days after the date hereof)

CONSENT AND REAFFIRMATION

                    Each of the undersigned (each a “Guarantor” and collectively the “Guarantors” hereby (i) acknowledges receipt of a copy of the foregoing Waiver and Amendment No. 3 to Loan and Security Agreement (the “Amendment”) among Wave2Wave Communications, Inc., a Delaware corporation and Greystone Funding Corporation; (ii) consents to Borrower’s execution and delivery of the Amendment and (iii) reaffirms its obligations under the Corporate Guaranty dated as of October 12, 2007 (the “Guaranty”) and the other loan documents executed in connection therewith. Although Guarantors have been informed of the matters set forth herein and have acknowledged and agreed to same, Guarantors understand that Lender has no obligation to inform Guarantors of such matters in the future or to seek Guarantors’ acknowledgment or agreement to future amendments, waivers or consents, and nothing herein shall create such a duty.

                    Each of the undersigned further agrees that after giving effect to the Amendment, the Guaranty shall remain in full force and effect.

IN WITNESS WHEREOF, each Guarantor has executed this Consent and Reaffirmation on and as of the date of the Amendment.

WAVE2WAVE VOIP COMMUNICATIONS, LLC

By: /s/ Eric Mann

Name: Eric Mann

Title: CFO

WAVE2WAVE DATA COMMUNICATIONS, LLC

By: /s/ Eric Mann

Name: Eric Mann

Title: CFO

WAVE2WAVE COMMUNICATIONS MID-WEST REGION, LLC

By: /s/ Eric Mann

Name: Eric Mann

Title: CFO

RNK, INC.

By: /s/ Eric Mann

Name: Eric Mann

Title: Secretary

RNK VA, LLC

By: /s/ Eric Mann

Name: Eric Mann

Title: Secretary

Consent and Reaffirmation to Waiver and Amendment No. 3 to Loan and Security Agreement